NUVEEN GLOBAL INFRASTRUCTURE FUND

SUPPLEMENT DATED AUGUST 21, 2018

TO THE SUMMARY PROSPECTUS DATED APRIL 30, 2018

The fourth, fifth and sixth paragraphs of the “Fund Performance” section are deleted and replaced with the following:

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. Previously, the Fund used the S&P Global Infrastructure Index (Total Return) (the “Prior Benchmark”) as its primary benchmark, which reinvests dividends paid by non-U.S. index constituents without accounting for applicable withholding taxes. Going forward, the S&P Global Infrastructure Index (Net Total Return) (the “New Benchmark”) will be the Fund’s primary benchmark. The New Benchmark reinvests dividends paid by non-U.S. index constituents after the deduction of taxes withheld from such dividends. The New Benchmark deducts taxes at the maximum statutory withholding rate in each country represented in the Benchmark, although treaties between the United States and many of these countries reduce the actual tax rate applicable to the Fund. Because it accounts for withholding taxes, the New Benchmark more accurately approximates the experience of the Fund than the Prior Benchmark, and is also the primary benchmark employed by a majority of the Fund’s peers. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class T shares, which have not been offered for a full calendar year.

		Average Annual Total Returns for the Periods Ended December 31, 2017
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C & Class R3)	Since Inception (Class R6)
Class A (return before taxes)	12/17/07	12.53%	8.10%	5.04%	N/A	N/A
Class A (return after taxes on distributions)		10.78%	6.09%	3.80%	N/A	N/A
Class A (return after taxes on distributions and sale of Fund shares)		8.06%	5.75%	3.71%	N/A	N/A
Class C (return before taxes)	11/3/08	18.55%	8.59%	N/A	10.86%	N/A
Class R3 (return before taxes)	11/3/08	19.03%	9.11%	N/A	11.35%	N/A
Class R6 (return before taxes)	6/30/16	19.95%	N/A	N/A	N/A	8.99%
Class I (return before taxes)	12/17/07	19.61%	9.66%	5.93%	N/A	N/A

		Average Annual Total Returns for the Periods Ended December 31, 2017
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C & Class R3)	Since Inception (Class R6)
S&P Global Infrastructure Index (Net Total Return)[1] (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		19.07%	8.30%	2.52%	8.40%	10.94%
S&P Global Infrastructure Index (Total Return)[1] (reflects no deduction for fees, expenses or taxes)		20.13%	9.21%	3.42%	9.37%	11.91%
Lipper Global Infrastructure Funds Category Average[2] (reflects no deduction for taxes or sales loads)		17.40%	8.46%	3.22%	9.99%	9.22%
1

An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy.

2	Represents the average annualized returns for all reporting funds in the Lipper Global Infrastructure Funds Category.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-GIFS-0818P